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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         HYPERION SOFTWARE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                      THE BOARD OF DIRECTORS OF REGISTRANT
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(3).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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                        HYPERION SOFTWARE CORPORATION
                             900 Long Ridge Road
                         Stamford, Connecticut 06902

    Proxy for Annual Meeting of Stockholders to be held November 12, 1997

                           SOLICITED BY MANAGEMENT


The undersigned hereby appoints James A. Perakis, Lucy Rae Ricciardi and Craig
M. Schiff and each of them singly, with full power of substitution, as proxies to vote all shares of stock of Hyperion Software Corporation (the "Company") of which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 12, 1997 at 9:00 A.M., at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated October 8, 1997, a copy of which has been received by the undersigned.


                (Continued and to be signed on reverse side.)
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                                          Please Detach and Mail in the Envelope Provided
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
A  [X]  Please mark your
        votes as in this
        example.


                   FOR    WITHHELD                                                                           FOR  AGAINST  ABSTAIN
  1. Election of   [ ]      [ ]     NOMINEES: James A. Parakis     2. To consider and act upon an amendment   [ ]   [ ]      [ ]
     Directors                                Gary G. Greenfield      to the Company's 1991 Stock Plan to
                                                                      increase the number of shares of
  (Instruction: To vote against     to serve for a three-year term    Common Stock authorized for issuance
  one of these nominees, check      as Class I Directors.             under the plan from 4,000,000 to
  "For" and write the name of                                         7,000,000 shares.
  the nominee being voted
  against on the space provided                                    3. To ratify the selection of the firm of  [ ]   [ ]      [ ]
  below)                                                              Ernst & Young LLP as the independent
                                                                      auditors of the Company for the
  -------------------------------                                     fiscal year ending June 30, 1998.

                                                                   4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

                                                                   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.
                                                                   IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF
                                                                   DIRECTORS AND FOR PROPOSALS IN ITEMS 2 AND 3.


SIGNATURE(S):_____________________________________________________________________________________ DATE: ________________________

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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